Exhibit 99.(14)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-231311 on Form N-6 of our report dated February 28, 2023, relating to the financial statements and financial highlights of Pacific Select Exec Separate Account of Pacific Life Insurance Company comprised of Core Income Class I, Core Income Class P, Diversified Bond Class I, Diversified Bond Class P, Floating Rate Income Class I, Floating Rate Income Class P, High Yield Bond Class I, High Yield Bond Class P, Inflation Managed Class I, Inflation Managed Class P, Intermediate Bond Class P, Managed Bond Class I, Managed Bond Class P, Short Duration Bond Class I, Short Duration Bond Class P, Emerging Markets Debt Class I, Emerging Markets Debt Class P, Dividend Growth Class I, Dividend Growth Class P, Equity Index Class I, Equity Index Class P, Focused Growth Class I, Growth Class I, Growth Class P, Hedged Equity Class P, Large-Cap Core Class I, Large-Cap Core Class P, Large-Cap Growth Class I, Large-Cap Growth Class P, Large-Cap Value Class I, Large-Cap Value Class P, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Growth Class P, Mid-Cap Value Class I, Mid-Cap Value Class P, Small-Cap Equity Class I, Small-Cap Equity Class P, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Index Class P, Small-Cap Value Class I, Small-Cap Value Class P, Value Class I, Value Class P, Value Advantage Class I, Value Advantage Class P, Emerging Markets Class I, Emerging Markets Class P, International Growth Class P, International Large-Cap Class I, International Large-Cap Class P, International Small-Cap Class I, International Small-Cap Class P, International Value Class I, Health Sciences Class I, Health Sciences Class P, Real Estate Class I, Real Estate Class P, Technology Class I, Technology Class P, ESG Diversified Class P, ESG Diversified Growth Class P, PSF Avantis Balanced Allocation Class D, PSF Avantis Balanced Allocation Class P, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Conservative Growth Class P, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Moderate Growth Class P, Pacific Dynamix - Growth Class I, Pacific Dynamix - Growth Class P, Portfolio Optimization Conservative Class I, Portfolio Optimization Conservative Class P, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate-Conservative Class P, Portfolio Optimization Moderate Class I, Portfolio Optimization Moderate Class P, Portfolio Optimization Growth Class I, Portfolio Optimization Growth Class P, Portfolio Optimization Aggressive-Growth Class I, Portfolio Optimization Aggressive-Growth Class P, Invesco V.I. EQV International Equity Series I, Invesco V.I. EQV International Equity Series II, Invesco V.I. Global Series I, Invesco V.I. Global Series II, Invesco V.I. Main Street Small Cap Fund Series I, American Century Inflation Protection Class I , American Century VP Mid Cap Value Class I, American Century VP Mid Cap Value Class II, American Funds IS American High-Income Trust Class 2, American Funds IS Asset Allocation Class 2, American Funds IS Asset Allocation Class 4, American Funds IS Capital World Bond Class 2, American Funds IS Growth Class 2, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 2, American Funds IS Growth-Income Class 4, American Funds IS International Class 2, American Funds IS New World Fund Class 2, BlackRock 60/40 Target Allocation ETF V.I. Class I, BlackRock Basic Value V.I. Class III, BlackRock Global Allocation V.I. Class I, BlackRock Global Allocation V.I. Class III, BNY Mellon VIF Appreciation Service Shares, DFA VA International Small Institutional Class, DFA VA International Value Institutional Class, DFA VA Short-Term Fixed Institutional Class, DFA VA US Large Value Institutional Class, DFA VA US Targeted Value Institutional Class, Fidelity VIP Bond Index Initial Class, Fidelity VIP Bond Index Service Class 2, Fidelity VIP Contrafund Initial Class, Fidelity VIP Contrafund Service Class 2, Fidelity VIP Freedom 2010 Portfolio Service Class 2, Fidelity VIP Freedom 2015 Portfolio Service Class 2, Fidelity VIP Freedom 2020 Portfolio Service Class 2, Fidelity VIP Freedom 2025 Portfolio Initial Class, Fidelity VIP Freedom 2025 Portfolio Service Class 2, Fidelity VIP Freedom 2030 Portfolio Initial Class, Fidelity VIP Freedom 2030 Portfolio Service Class 2, Fidelity VIP Freedom 2035 Portfolio Initial Class, Fidelity VIP Freedom 2035 Portfolio Service Class 2, Fidelity VIP Freedom 2045 Portfolio Initial Class, Fidelity VIP Freedom 2045 Portfolio Service Class 2, Fidelity VIP Freedom 2055 Portfolio Initial Class, Fidelity VIP Freedom Income Portfolio Initial Class, Fidelity VIP Freedom Income Portfolio Service Class 2, Fidelity VIP Government Money Market Service Class, Fidelity VIP Growth Initial Class, Fidelity VIP Growth Service Class 2, Fidelity VIP International Index Initial Class, Fidelity VIP International Index Service Class 2, Fidelity VIP Mid Cap Initial Class, Fidelity VIP Mid Cap Service Class 2, Fidelity VIP Total Market Index Initial Class, Fidelity VIP Total Market Index Service Class 2, Fidelity VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 1, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 1, Templeton Global Bond VIP Class 2, Janus Henderson Enterprise Institutional Shares, Janus Henderson Enterprise Service Shares, Janus Henderson Overseas Institutional Shares, Janus Henderson Overseas Service Shares, Lazard Retirement Global Dynamic Multi-Asset Investor Shares, Lazard Retirement Global Dynamic Multi-Asset Service Shares, Lazard Retirement International Equity Service Shares, ClearBridge Variable Aggressive Growth - Class I, ClearBridge Variable Aggressive Growth - Class II, ClearBridge Variable Mid Cap - Class I, ClearBridge Variable Mid Cap - Class II, ClearBridge Variable Small Cap Growth - Class I, Western Asset Variable Global High Yield Bond - Class I, Western Asset Variable Global High Yield Bond - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, M Capital Appreciation, M International Equity, M Large Cap Growth, M Large Cap Value, MFS New Discovery Series - Initial Class, MFS New Discovery Series - Service Class, MFS Total Return Series - Initial Class, MFS Utilities Series - Initial Class, MFS Utilities Series - Service Class, MFS Value Series - Initial Class, MFS Value Series - Service Class, MFS VIT II Government Securities - Initial Class, MFS VIT II Research International - Initial Class, MFS VIT III Blended Research Small Cap Equity - Initial Class, MFS VIT III Global Real Estate - Initial Class, Neuberger Berman Sustainable Equity Class I, PIMCO CommodityRealReturn Strategy - Institutional Class, PIMCO Global Managed Asset Allocation - Advisor Class, PIMCO Global Managed Asset Allocation - Institutional Class, PIMCO Income - Administrative Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - I, T. Rowe Price Blue Chip Growth - II, T. Rowe Price Equity Income - I, T. Rowe Price Equity Income - II, VanEck VIP Global Resources Initial Class, Vanguard VIF High Yield Bond, Vanguard VIF Mid-Cap Index, Vanguard VIF Real Estate Index, Vanguard VIF Total Bond Market Index, Vanguard VIF Total Stock Market Index, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the reference to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 20, 2023

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to the Registration Statement No. 333-231311 on Form N-6 of our report dated March 20, 2023 related to the statutory- basis financial statements of Pacific Life Insurance Company as of December 31, 2022 and 2021, and for each of the three years in the period ended December 31, 2022, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors" in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
April 20, 2023